SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 18, 2005
MICROMED CARDIOVASCULAR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51487	98-0228169
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8965 Interchange Drive, Houston, Texas	77054
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(713) 838-9210
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT
(a) On August 18, 2005, following approval from its Board of Directors, the Registrant dismissed Morgan & Company (“Morgan”) as its independent registered public accounting firm. Morgan audited the Registrant’s financial statements for the fiscal year ended November 30, 2004.
Morgan’s report on the Registrant’s financial statements for the fiscal year ended November 30, 2004 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles. The report of Morgan for the fiscal year ended November 30, 2004 was qualified in that adverse financial conditions identified by Morgan raised substantial doubt about the Registrant’s ability to continue as a going-concern. During the most recent fiscal year (Morgan did not audit Registrant’s financial statements for the period from its inception on February 20, 2003 to November 30, 2003) and in the subsequent interim periods through the date of this Report, (i) there were no disagreements between the Registrant and Morgan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Morgan, would have caused Morgan to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The decision to replace Morgan was not the result of any disagreement between Morgan and the Registrant on any matter of accounting principle or practice, financial statement disclosure or audit procedure. The Board of Directors deemed it in the best interests of the Registrant to change independent registered public accounting firms following the closing of the merger transaction on August 10, 2005 which was previously reported in the Registrant’s Current Report on Form 8-K, filed with the SEC August 12, 2005 (the “Merger”).
The Registrant furnished Morgan with a copy of this Report on Form 8-K prior to its filing with the SEC. The Registrant also requested that Morgan furnish a letter addressed to the SEC stating whether it agrees with the statements made in this Report. A copy of Morgan’s letter to the SEC is filed with this Report as Exhibit 16.1.
(b) On August 18, 2005, the Registrant’s Board of Directors approved the appointment of Ernst & Young LLP, as its independent registered public accounting firm to audit Registrant’s financial statements for the fiscal year ending December 31, 2005. Prior to the Merger, Ernst & Young LLP served as the independent registered public accounting firm for MicroMed Technology, Inc., who was the acquiring person for accounting purposes in the Merger. As previously reported in Registrant’s August 12, 2005 Form 8-K, on consummation of the Merger, Registrant changed its fiscal year end from November 30 to December 31.
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On consummation and as a result of the Merger, the Bylaws filed with this Report as Exhibit 3.3 became the Bylaws of Registrant.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c)      Exhibits:
  3.3      Bylaws of MicroMed Cardiovascular, Inc.
16.1      Letter from Morgan & Company to SEC regarding change in independent registered public accounting firms.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

micromed cardiovascular, inc.
Date: August 24, 2005	By:	/s/ Travis E. Baugh
		Name:	Travis E. Baugh
		Title:	Chief Executive Officer

EXHIBIT INDEX
  3.3      Bylaws of MicroMed Cardiovascular, Inc.
16.1      Letter from Morgan & Company to SEC regarding change in independent registered public accounting firms.